UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2019 (November 29, 2019)

SECURITY DEVICES INTERNATIONAL INC.
(Exact name of registrant as speciﬁed in its charter)

Delaware	333-132456	71-1050654
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

107 Audubon Road, Suite 201 Wakefield, MA	01880
(Address of principal executive oﬃces)	(Zip Code)

Registrant’s telephone number, including area code (978) 868-5011

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock, par value $0.001 per share	SDEV	OTC QB
Common Stock, par value $0.001 per share	SDZ.CN	Canadian Securities Exchange

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [     ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[     ]

Item 2.02 Results of Operations and Financial Condition

On December 3, 2019, Security Devices International Inc. (the “Company”) issued a press release announcing certain financial information for the quarter ended November 30, 2019. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02, including the press release attached hereto and incorporated by reference herein, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously announced in the Company’s Form 8-K filed July 16, 2019, effective July 15, 2019 the Company hired Stan Baumgartner, CPA who holds an MBA from Harvard Business School in anticipation of Mr. Baumgartner transitioning to become the Company’s full time Chief Financial Officer in conjunction with the change in the Company’s auditors to a U.S. based firm. This transition was completed on November 29, 2019 and, effective December 2, 2019, Mr. Baumgartner became the Company’s full time Chief Financial Officer. Prior to his employment at the Company Mr. Baumgartner, age 70, served as Chief Financial Officer of SIG Sauer, a privately owned company engaged in the manufacture of firearms and defense products. To effect Mr. Baumgartner’s appointment, on November 29, 2019, the Company and Rakesh Malhotra mutually agreed on the termination of Mr. Malhotra’s services as Chief Financial Officer of the Company effective as of October 31, 2019.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description	Method of Filing
99.1	Press Release dated December 3, 2019	Attached as Exhibit.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Security Devices International Inc.
(Registrant)

/s/ Bryan Ganz
Date December 5, 2019	(Signature)
Name: Bryan Ganz
Title: Chief Executive Officer